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Dated: 7 JUNE 20017 JUNE 2001
FMDCM/Y17007/HMH/PMS

Dealer Agreement

between

Harsco Finance B.V. (a private company with limited liability incorporated under the laws of The Netherlands and with its statutory seat in Amsterdam, The Netherlands) as Issuer

Harsco Corporation
as Guarantor

The Royal Bank of Scotland plc
as Arranger

and

Citibank International plc, National Westminster Bank Plc and The Royal Bank of Scotland plc as Dealers

relating to



an EUR 250,000,000
Euro-Commercial Paper Programme
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                                    CONTENTS

1.       Interpretation............................................................................................1

2.       Issue.....................................................................................................5

3.       Representations and Warranties............................................................................8

4.       Covenants and Agreements.................................................................................13

5.       Indemnity................................................................................................13

6.       Obligations of the Dealers...............................................................................16

7.       Conditions Precedent.....................................................................................16

8.       Termination and Appointment..............................................................................17

9.       Communications...........................................................................................18

10.      Counterparts.............................................................................................18

11.      Third party rights.......................................................................................18

12.      Governing Law, Submission to Jurisdiction and Service of Process.........................................19

SCHEDULE 1 :  Conditions Precedent Documents......................................................................20

SCHEDULE 2 :  Selling Restrictions................................................................................22

SCHEDULE 3 :  Notification Letter for an increase in the Maximum Amount...........................................24

SCHEDULE 4 :  Dealer Accession Letter.............................................................................26

SCHEDULE 5 :  Programme Summary...................................................................................28




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THIS AGREEMENT is dated 7 June 2001 and made

BETWEEN:

(1) HARSCO FINANCE B.V., a private company with limited liability incorporated under the laws of The Netherlands and with its statutory seat in Amsterdam, The Netherlands in its capacity as an issuer of Notes under the Programme (as defined below);

(2) HARSCO CORPORATION, in its capacity as the guarantor of the Notes under the Programme;

(3)      THE ROYAL BANK OF SCOTLAND PLC, as arranger (the "Arranger"); and

(4) CITIBANK INTERNATIONAL plc, NATIONAL WESTMINSTER BANK PLC AND THE ROYAL BANK OF SCOTLAND PLC, (the "Dealers").

IT IS HEREBY AGREED as follows

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Agreement:

         "Additional Dealer" means any institution appointed as a Dealer (either generally or in respect of a single issue of Notes) in accordance with clause 8.2.

         "Affiliate" means, in relation to any person, any entity controlled, directly or indirectly, by such person, any entity that controls, directly or indirectly, such person, or any entity under common control with such person.

         "Agency Agreement" means the issue and paying agency agreement, dated the date of this Agreement, between the Issuer, the Guarantor, and the Issue Agent and Paying Agent providing for the issue of, and payment under, the Notes (and as such agreement may be amended, restated or replaced from time to time).

         "Agreements" means this Agreement (as amended, restated or replaced from time to time), any agreement for a Note Transaction, the Guarantee, the Deed of Covenant and the Agency Agreement.

         "Arranger" means The Royal Bank of Scotland plc.

         "AU$", "AU Dollars" and "AUD" denote the lawful currency of Australia; and "AUD Note" means a Note denominated in Australian Dollars.

         "Clearing System" means Clearstream, Luxembourg, Euroclear or any other recognised clearing system from time to time agreed in writing between the Dealers and the Issuer.

         "Clearstream, Luxembourg" means Clearstream Banking, societe anonyme or any successor entity.

         "Control" of any entity or person means ownership of a majority of the voting power of such entity or person;


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         "Dealers" means the institution or institutions specified as a Dealer in the Programme Summary, together with any Additional Dealer(s) but excluding any institution or institutions whose appointment has been terminated under clause 8.1.

         "Dealer Accession Letter" means a letter substantially in the form of
         Schedule 4, delivered to the Additional Dealer in accordance with clause 8.2

         "Deed of Covenant" means a Deed of Covenant, dated the date of this Agreement, executed by the Issuer in respect of Global Notes issued under the Agency Agreement (and as such deed may be amended, restated or replaced from time to time).

         "Definitive Note" means a security printed Note in definitive form.

         "Disclosure Documents" means, at any particular date:

         (A)      the Information Memorandum;

         (B) the most recently published audited financial statements of the Guarantor and any subsequent interim financial statements; and

         (C) any other document delivered by the Issuer or the Guarantor to the Dealer(s) which the Issuer or the Guarantor has expressly authorised to be distributed in connection with the transactions contemplated by this Agreement.

         "Dollars", "US$" and "U.S.$" denote the lawful currency of the United States of America; and "Dollar Note" means a Note denominated in Dollars.

         "EUR Equivalent" means, on any day:

         (A) in relation to any Euro Note, the principal amount of such Note; and

         (B) in relation to any Note denominated or to be denominated in any currency other than the Euro, the amount of Euro which would be required to purchase the principal amount of that Note as expressed in such other currency at the spot rate of exchange for the purchase of such other currency with Euro quoted by the Issue Agent at or about 11.00am (London time) on that day.

         "Euro" and "EUR" denote the single currency of participating member states of the European Union, as contemplated by the Treaty on European Union and "Euro Note" means a Note denominated in Euro.

         "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System or any successor entity.

         "Global Note" means a bearer promissory Note in global form, representing an issue of promissory notes of a like maturity which may be issued by the Issuer under the Agency Agreement and which is exchangeable with Definitive Notes subject to and in accordance with its terms.

         "Group" means, in relation to a person, that person and its Subsidiaries.

         "Guarantee" means the deed of guarantee executed by the Guarantor dated 7 June 2001 pursuant to which the Guarantor guarantees the Issuer's obligations in respect of each


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         Note and under the Deed of Covenant (and as such deed may be amended, restated or replaced from time to time).

         "Information Memorandum" means the most recent information memorandum, as the same may be amended or supplemented from time to time, containing information about the Issuer, the Guarantor and the Notes, the text of which has been prepared by or on behalf of the Issuer and the Guarantor for use by the Dealer(s) in connection with the transactions contemplated by this Agreement.

         "Issue Agent" and "Paying Agent" mean, respectively, the person or persons specified as such in the Programme Summary and any successor issue agent or, as the case may be, paying agent appointed in accordance with the Agency Agreement.

         "Issue Date" means, in relation to any Note, the date for the issue of that Note as agreed between the Issuer and the relevant Dealer.

         "Issuer" means Harsco Finance B.V., in its capacity as the issuer of Notes pursuant to this Agreement and the Agency Agreement.

         "Maturity Date" means, in relation to any Note, the date of maturity of that Note in accordance with the terms of that Note.

         "Maximum Amount" means the maximum amount of Notes which, when aggregated with the Notes for the time being outstanding under the Programme, are permitted to be outstanding, being at the date hereof EUR 250,000,000 (or its equivalent in other currencies).

         "Note" means a bearer promissory note of the Issuer purchased or to be purchased by a Dealer under this Agreement, in global or definitive form, in the respective forms set out in Schedule 1 to the Agency Agreement or such other form as may be agreed from time to time between the Issuer, the Guarantor, that Dealer, the Issue Agent and the Paying Agent and, unless the context otherwise requires, the promissory notes represented by the Global Notes.

         "Notices" means the Bank of England Notice dated 18 March 1997 entitled "The Banking Act 1987 (Exempt Transactions) Regulations 1997 and issues of Commercial Paper" and "Explanatory Memorandum - Issues of Commercial Paper and Debt Securities of one year or over under The Banking Act 1987 (Exempt Transactions) Regulations 1997" respectively and, in each case, relating to the Regulations (as the same may be amended and/or replaced from time to time).

         "Note Transaction" means the sale by the Issuer and the purchase by a Dealer of Notes in accordance with clause 2.

         "Programme" means the uncommitted euro-commercial paper programme to be managed by the Dealers for the Issuer and established by the Agreements.

         "Programme Summary" means the programme summary set out in schedule 5, as such summary may be amended or superseded from time to time.

         "Regulations" means The Banking Act (Exempt Transactions) 1997 which came into force on 3 April 1997 (as the same may be amended, varied or replaced from time to time).


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         "relevant jurisdiction" means any one or more of the United Kingdom, the jurisdiction of incorporation of the Issuer and the Guarantor, any jurisdiction from or through which any payment under or in respect of any Note or any Agreement may be made and any jurisdiction in which the Issuer or the Guarantor is or becomes subject to taxes generally.

         "Relevant Notes" means any Notes the purchase price or issue proceeds in respect of which are accepted by the Issuer in the United Kingdom and shall include, without limitation, Sterling Notes where the context so admits.

         "Relevant Party" means, in relation to a person, any director, officer, employee, affiliate or agent of such person.

         "Securities Act" means the United States Securities Act of 1933 (as amended from time to time);

         "Sterling" and "L" denote the lawful currency of the United Kingdom; and "Sterling Note" means a Note denominated in Sterling.

         "Subsidiary" means, in respect of any person (the "first person") at any particular time, any other person (the "second person"):

         (A) CONTROL: who the first person controls or has the power to control, directly or indirectly, through the ownership of voting securities entitling it to elect a majority of the members of the governing body of the second person or otherwise; or

         (B) CONSOLIDATION: whose financial statements are, in accordance with applicable law and generally accepted accounting principles, consolidated with those of the first person.

         "Swiss Francs" and "CHF" denote the lawful currency of Switzerland; and "CHF Note" means a Note denominated in Swiss Francs.

         "Third Party" means any person other than a member of the Group.

         "Treaty on European Union" means the Treaty of Rome of 25 March 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on 07 February, 1992 and came into force on 01 November 1993) as amended from time to time.

         "Yen" and "Y" denote the lawful currency of Japan; and "Yen Note" means a Note denominated in Yen.

1.2      CONSTRUCTION

         (A) In this Agreement, unless the contrary intention appears, a reference to:

                  (1) a provision of a law is a reference to that provision as amended or re-enacted;

                  (2) a clause or a schedule is a reference to a clause of or a schedule to this Agreement;

                  (3) a person includes any individual, company, body corporate, corporation sole or aggregate, government, state or agency of a state, firm, partnership, joint


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                           venture, association, organisation or trust (in each
                           case, whether or not having separate legal personality and irrespective of the jurisdiction in or under the law of which it was incorporated or exists) and references to any person shall include its respective successors and assigns; and

                  (4) this Agreement or any of the other Agreements or other documents is a reference to that Agreement or that other document as amended, novated, restated or supplemented from time to time.

         (B) The index to and the headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

         (C) Words denoting the singular number only shall include the plural number also and vice versa and words denoting one gender only shall include the other gender.

         (D) Any terms not expressly defined in clause 1.1 shall have the meanings set out in the Programme Summary.

2.       ISSUE

2.1      THE PROGRAMME

         The Programme is uncommitted. Accordingly, the Issuer shall not be under any obligation to issue and sell any Notes, and the Dealers shall not be under any obligation to purchase or procure the purchase of any Notes, until such time as an agreement for a Note Transaction has been reached.

2.2      ISSUE OF NOTES

         (A) Subject to the terms of this Agreement, the Issuer may issue and sell Notes to the Dealers from time to time at such prices and upon such terms as the Issuer and the relevant Dealer may agree. The Issuer acknowledges that the Dealers may resell Notes purchased by such Dealers.

         (B) Each issue of Notes will be of an aggregate principal amount as may be agreed between the Issuer and the relevant Dealer and each Note issued will be represented initially by one or more Global Notes or, in the case of Sterling Notes, may be represented by Definitive Notes in the denominations stated in the Programme Summary or (in the case of Global Notes) an integral multiple thereof. Sterling Global Notes will be exchangeable, in accordance with their terms, for Sterling Definitive Notes upon request, upon a default by the Issuer or if Euroclear or Clearstream, Luxembourg or any other Clearing System is closed for a continuous period of 14 days or more (other than by reason of weekends or public holidays, statutory or otherwise) or if Euroclear or Clearstream, Luxembourg or any other Clearing System announces an intention to cease permanently to do business or does in fact permanently so cease to do business. Global Notes issued in any other currency pursuant to this Agreement will be exchangeable, in accordance with their terms, for Definitive Notes denominated in that currency only upon default by the Issuer or if Euroclear or Clearstream, Luxembourg or any other Clearing System is closed for a continuous period of 14 days or more (other than by reason of weekends or public holidays, statutory or otherwise) or if Euroclear or Clearstream, Luxembourg or any other Clearing System announces an intention to cease permanently to do business or does in fact permanently so cease to do business.


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         (C)      The tenor of each Note shall not be less than the Minimum Term nor greater than the Maximum Term specified in the Programme Summary calculated from (and including) the Issue Date to (but excluding) the Maturity Date of that Note.

         (D) Definitive Notes (if any) shall be issued in the denominations specified in the Programme Summary.

         (E) In addition to the requirements of this clause 2.2 above and subject to clause 2.5 below:

                  (1) Notes to be denominated in Sterling will be issued in denominations of at least L100,000 and Relevant Notes to be denominated in any currency other than Sterling will be issued in denominations of at least the amount calculated by the Issue Agent to be the equivalent of L100,000 in the relevant currency on the basis of the spot rate of exchange for the purchase of the relevant currency with Sterling quoted by the Issue Agent at or about 11.00 am (London time) on the Issue Date; and

                  (2) the terms of any Global Note to be denominated in Sterling will be such that interests therein will be transferable in a minimum amount of L100,000 or an integral multiple thereof and the terms of any Relevant Notes to be denominated in any currency other than Sterling will be such that interests therein will be transferable in an amount calculated by the Issue Agent to be at least the equivalent of L100,000 in the relevant currency on the basis of the spot rate of exchange for the purchase of the relevant currency with Sterling quoted by the Issue Agent at or about 11.00 am (London time) on the Issue Date thereof.

2.3      AGREEMENT FOR NOTE TRANSACTIONS

         Subject as provided in this Agreement, and in particular (but without limitation) in clause 2.2 above, if the Issuer and any Dealer shall agree on the terms of the purchase of any Note by that Dealer (including agreement with respect to the Issue Date, aggregate principal amount, denomination, currency, purchase price, Maturity Date, interest rate and discount, and, in the case of Sterling Notes only, whether that Note will be a Definitive Note or a Global Note), then:

         (A) the Issuer shall cause such Note to be issued and delivered in accordance with the terms of the Agency Agreement;

         (B) the relevant Dealer shall cause the purchase price of such Note to be paid on the date of issue:

                  (1) in the case of a Dollar Note, by transfer of funds settled through the New York Clearing House Interbank Payments System (or such other same-day funds as at the time shall be customary for the settlement in New York City of international banking transactions denominated in Dollars) to the account in New York as the Issue Agent shall from time to time have specified for this purpose; or

                  (2) in the case of a Sterling Note, by transfer of same-day funds to the Sterling account in the City of London as the Issue Agent shall from time to time have specified for this purpose; or


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                  (3)      in the case of a Euro Note, by transfer of funds
                           settled through the Trans-European Automated
                           Real-Time Gross Settlement Express Transfer (TARGET) System to such account of the Issue Agent outside the United Kingdom denominated in Euro as the Issue Agent shall have specified for this purpose; or

                  (4) in all other cases by transfer of freely transferable same-day funds in the relevant currency to the account of the Issue Agent at the bank in the principal domestic financial centre for such currency as the Issue Agent may from time to time have specified for this purpose; and

         (C) the relevant Dealer shall notify the Issue Agent of the delivery instructions applicable to such Note in accordance with prevailing market practice and in sufficient time to enable the Issue Agent to deliver such Note (or make the same available for collection) on its Issue Date.

2.4      FAILURE TO ISSUE

         If, for any reason (including, without limitation, the failure of the relevant trade), a Note in a Note Transaction is not to be issued, the Issuer and the relevant Dealer shall immediately notify the Issue Agent of that failure.

2.5      OPTIONAL CURRENCIES

         Any Note Transaction or agreement therefor in respect of a Note denominated in a currency other than Euro, Dollars, Sterling, Swiss Francs, Yen or Australian Dollars shall be conditional upon:

         (A) it being lawful and in compliance with all requirements of any relevant central bank and any other relevant fiscal, monetary, regulatory or other authority, for deposits to be made in such currency and for such Note to be issued, offered for sale, sold and delivered;

         (B) such other currency being freely transferable and freely convertible into Euro; and

         (C) any appropriate amendments which the relevant Dealer or the Issuer shall require having been made to this Agreement and/or the Agency Agreement.

2.6      INCREASE IN MAXIMUM AMOUNT

         The Issuer and the Guarantor may from time to time increase the Maximum Amount by:

         (A) giving at least ten days' notice by letter in substantially the form of Schedule 3 to each Dealer and to the Issue Agent and the Paying Agent; and

         (B) delivering to each Dealer the documents referred to in that letter, in each case in form and substance acceptable to each Dealer.

2.7      FLOATING RATE INTEREST NOTES

         (A) If Floating Rate Interest Notes are to be issued, a person (being a reputable bank or other financial institution experienced in acting as calculation agent, which may be a Dealer) agreed between the Issuer and the Dealers will be appointed as the calculation agent in respect of such Floating Rate Interest Notes.


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
         (B) If a Dealer or any other nominated person is to be the calculation agent, its appointment as such shall be on substantially the terms of the form of agreement set out in
                  Schedule 3 to the Agency Agreement, but with such amendments as the Dealer and the Issuer shall agree.

         (C) If the Agent is to be the calculation agent, its appointment as such shall be on the terms set out in schedule 3 to the Agency Agreement.

3.       REPRESENTATIONS AND WARRANTIES

3.1 The Issuer (in respect of itself) and the Guarantor (in respect of itself and the Issuer) make the following representations and warranties in this Clause 3 to each Dealer:

         (A)      ISSUER INCORPORATION:

                  that the Issuer has been duly incorporated and is an existing corporation in good standing under the laws of The Netherlands, has full power and authority (corporate and other) to conduct its business as described in the Disclosure Documents and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position, or results of operations of the Issuer;

         (B)      GUARANTOR INCORPORATION:

                  that the Guarantor and each of its Subsidiaries has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, has full power and authority (corporate and other) to conduct its business as described in the Disclosure Documents and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, consolidated financial position, or consolidated results or operations of the Guarantor and its Subsidiaries; and all of the outstanding shares of capital stock of each such Subsidiary have been duly authorised and validly issued, are fully paid and non-assessable and (except as otherwise stated in the Information Memorandum) are beneficially owned, directly or indirectly, by the Guarantor subject to no security interests, other encumbrance or adverse claim;

         (C)      NO BREACH, APPROVALS, CAPACITY AND AUTHORISATION:

                  that (i) the creation and issue of Notes by the Issuer, the giving of the Guarantee by the Guarantor, the execution of this Agreement and the Agency Agreement by the Issuer and the Guarantor and the execution of the Deed of Covenant by the Issuer and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the laws of The Netherlands or of the United States of America, any statute, any agreement or instrument to which the Issuer or the Guarantor is a party or by which the Issuer or the Guarantor is bound or to which any of the property of the Issuer or the Guarantor is subject, the Issuer's or the Guarantor's constitutive documents, or any order, rule, or regulation of any court or governmental agency or body having jurisdiction over the Issuer or the Guarantor or any of their respective properties; (ii) no consent, approval, authorisation, or


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                  order of, or filing with, any court or governmental agency or body is required for the creation and issue of the Notes, the execution of this Agreement or the Agency Agreement by the Issuer and the Guarantor, the execution of the Guarantee by the Guarantor and the execution of the Deed of Covenant by the Issuer, the consummation of the transactions contemplated by this Agreement, the Guarantee, the Deed of Covenant or the Agency Agreement (except such as may be required under the Securities Act or state securities laws of the United States of America) and any consents, approvals and authorisations required for the distribution of the Disclosure Documents in accordance with the provisions set out in Schedule 2 to this Agreement have been obtained and are in full force and effect; and (iii) the Issuer has full power and capacity to create and issue the Notes, to execute this Agreement, the Agency Agreement and the Deed of Covenant and to undertake and perform the obligations expressed to be assumed by it herein and therein, and the Issuer has taken all necessary action to approve and authorise the same and the Guarantor has full power and capacity to give the Guarantee, to execute this Agreement, the Agency Agreement and the Guarantee and to undertake and perform the obligations expressed to be assumed by it herein and therein, and the Guarantor has taken all necessary action to approve and authorise the same;

         (D)      LEGAL, VALID, BINDING AND ENFORCEABLE:

                  (i) that this Agreement constitutes and, upon due execution by or on behalf of the Issuer and (in the case of the Notes) due authentication and delivery, each of the Agency Agreement, the Deed of Covenant and the Notes will constitute, valid and legally binding obligations of the Issuer, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganisation, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles and (ii) that this Agreement constitutes and upon due execution by or on behalf of the Guarantor, each of this Agreement, the Agency Agreement and the Guarantee will constitute, valid and legally binding obligations of the Guarantor enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganisation, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

         (E)      STATUS:

                  that each of the Notes and the Guarantee will constitute direct, general and unconditional obligations of the Issuer and the Guarantor, respectively which (a) rank pari passu among themselves and (b) will at all times rank at least pari passu with all other present and future unsecured and unsubordinated obligations of or guarantees by the Issuer and the Guarantor, respectively, save for such obligations as may be preferred by provisions of law that are both mandatory and of general application;

         (F)      TAXATION:

                  that all payments of principal and interest in respect of the Notes by the Issuer, all payments by the Issuer under the Deed of Covenant and all payments by the Guarantor in respect of the Guarantee and all payments by the Issuer and the Guarantor under this Agreement and the Agency Agreement, may be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatsoever nature imposed, levied, collected, withheld or assessed by The Netherlands or the United States of


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
                  America, respectively, or any political subdivision or authority thereof or therein having power to tax;

         (G)      ACCURACY OF DISCLOSURE DOCUMENTS:

                  that the Disclosure Documents contain all information which is (in the context of the issue of the Notes) material; such information is true and accurate in all material respects and is not misleading in any material respect; any opinions, predictions or intentions expressed in the Disclosure Documents are honestly held or made and are not misleading in any material respect; the Disclosure Documents do not omit to state any material fact necessary to make such information, opinions, predictions or intentions (in such context) not misleading in any material respect; and all proper enquiries have been made by the Issuer and the Guarantor to ascertain or verify the foregoing;

         (H)      FINANCIAL STATEMENTS:

                  that the financial statements of the Guarantor and its respective Subsidiaries included in the Disclosure Documents fairly present the financial condition of the Guarantor and its respective Subsidiaries in each case as of the dates indicated and the results of the operations and cash flows for the periods therein specified in conformity with generally accepted accounting principles in the United States of America, respectively, consistently applied throughout the periods involved (except as otherwise stated therein);

         (I)      COMPLETENESS OF DISCLOSURE DOCUMENTS:

                  that the Disclosure Documents contain all such information as investors and their professional advisers would reasonably require, and reasonably expect to find there, for the purpose of making an informed assessment of the assets and liabilities, financial position, profits and losses, and prospects of the Issuer and of the rights attaching to the Notes and of the Guarantor and the rights attaching to the Guarantee;

         (J)      ABSENCE OF LITIGATION:

                  that except as disclosed in note 10 of the audited annual consolidated financial statements of the Guarantor included in the Guarantor's Form 10-K dated March 19, 2001, and in the notes to the unaudited quarterly financial statements of the Guarantor included in the Guarantor's Form 10-Q dated May 15, 2001, which forms were filed with the U.S. Securities and Exchange Commission, there are no litigation or arbitration proceedings against or affecting the Issuer or the Guarantor or any of their respective Subsidiaries or any of their respective assets or revenues, nor is the Issuer or the Guarantor aware of any pending or threatened proceedings of such kind, which are or might be material in the context of the issue of the Notes or of the giving of the guarantee;

         (K)      NO MATERIAL ADVERSE CHANGE:

                  that subsequent to the respective dates as of which information is given in the Disclosure Documents, neither the Issuer nor the Guarantor (nor any of their respective Subsidiaries) has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material (in the case of the Issuer) to the Issuer or (in the case of the

                  Guarantor and its Subsidiaries) to the Guarantor and its Subsidiaries taken as a whole and there has not been any material change in the capital stock or short-term debt and long-term debt of the Issuer or of the Guarantor or its Subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, prospects, net worth, or results of operations of the Issuer, or of the Guarantor and its Subsidiaries considered as a whole;

         (L)      U.S. TREASURY REGULATIONS:

                  that the Notes will be issued under the provisions of U.S. Treasury Regulations section 1.163-5(c)(2)(1)(D) (the "D RULES") and the Issuer will not offer or sell the Notes in the United States or its possessions or to United States persons (terms used in this paragraph have the meanings given to them by the U.S. Internal Revenue Code of 1986, as amended, and regulations thereunder, including the D Rules);

         (M)      REGULATION D:

                  that neither the Issuer, nor the Guarantor, nor any of their respective affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) has directly, or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Notes in a manner what would require the registration under the Securities Act of the offering contemplated by the Disclosure Documents or engaged in any form of general solicitation or general advertising in connection with the offering of the Notes;

         (N)      REGULATION S:

                  that none of the Issuer, the Guarantor or any affiliate, either of them or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (as defined in Regulation S under the Securities Act) with respect to the Notes and it and they have complied and will comply with the offering restrictions requirement of Regulation S under the Securities Act;

         (O)      U.S. INVESTMENT COMPANY ACT:

                  that neither the Issuer nor the Guarantor is an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the United States Investment Company Act of 1940, as amended and that it is not necessary in connection with the offer, sale and delivery of the Notes in the manner contemplated by this Agreement to register the Notes under the Securities Act;

         (P)      (1)  that no present or future indebtedness of the Issuer, the
                       Guarantor or any of their respective Subsidiaries has become due and payable prior to its stated maturity by reason of a default (howsoever described) otherwise than at the option of the Issuer, the Guarantor relevant Subsidiaries, as the case may be; and

                  (2) that no present or future indebtedness of the Issuer, the Guarantor or any Subsidiary has not been paid when due or (as the case may be) within any applicable grace period originally provided therefor; and

                  (3) that none of the Issuer, the Guarantor or any of their respective Subsidiaries has failed to pay when due or (as the case may be) within any applicable grace period originally provided therefor any amount payable by it under any present or future guarantee (other than a guarantee issued in the ordinary course of business and relating to indebtedness of less than U.S.$20,000,000 in aggregate) or indemnity in respect of any present or future indebtedness in respect of which demand has been made therefor (unless the giver of the guarantee or indemnity is contesting in good faith its liability thereunder); and

                  (4) that no mortgage, charge, pledge, lien or other encumbrance present or future securing any present or future indebtedness, guarantee or indemnity created or assumed by the Issuer, the Guarantor or any Subsidiary has become enforceable (and the holder thereof has taken steps to enforce the same), such that (for the purpose of sub-paragraphs (1) to (4) above) the aggregate of the principal amounts of all such indebtedness of the Issuer, the Guarantor and all their respective Subsidiaries (taken together) of either of them and the amounts payable by the Issuer, the Guarantor and all Subsidiaries (taken together) either of them under any such guarantee and/or indemnity exceeds U.S.$20,000,000 (or its equivalent in any other currency or currencies).

3.2      MAXIMUM AMOUNT

         The aggregate outstanding principal amount of the Notes on the date of issue of any Note does not and will not exceed the Maximum Amount set out in the Programme Summary (as increased from time to time under Clause 2.6). The principal amount outstanding in relation to any Note denominated or to be denominated in a currency other than Dollars will be calculated by taking the Dollar Equivalent of that principal amount as at the date of calculation.

3.3      STERLING NOTES AND OTHER RELEVANT NOTES

         In relation to any issue of Sterling Notes and any other Relevant Notes the Issuer is, or will be prior to the date on which the first Sterling Notes or Relevant Notes are issued pursuant to this Agreement, eligible to issue commercial paper under the legal and regulatory requirements (including, without limitation, the Regulations, the Notices and any other requirements or guidelines of the Bank of England) in or of the United Kingdom from time to time applicable thereto, and has complied with all such requirements and each such Note will be issued in compliance with those requirements.

3.4      TIMES FOR MAKING REPRESENTATIONS AND WARRANTIES

         The representations and warranties set out in this Clause 3:

         (A)      are made on the date of this Agreement; and

         (B) are deemed to be repeated on each date upon which a Note Transaction is agreed and each date upon which Notes are, or are to be, issued.

4.       COVENANTS AND AGREEMENTS

4.1      DURATION

         The undertakings in this clause 4 remain in force from the date of this Agreement for so long as any amount is or may be outstanding under the Agreements.

4.2      INFORMATION

         Whenever the Issuer or the Guarantor shall publish or make available to its shareholders or to the public (by filing with any regulatory authority, securities exchange or otherwise) any information which could reasonably be expected to be material in the context of this Agreement, the Notes, the Guarantee and the transactions contemplated hereby and thereby, the Issuer or the Guarantor (as appropriate) shall:

         (A)      notify each Dealer as to the nature of such information;

         (B) make a reasonable number of copies of such information available to each Dealer upon request to permit distribution to investors and prospective investors; and

         (C) take such action as may be necessary to ensure that the representation and warranty contained in clause 3.1(G) is true and accurate on the dates when it is made as contemplated by clause 3.

5.       INDEMNITY

5.1 Without prejudice to the other rights or remedies of the Dealers, each of the Issuer and the Guarantor (each an "indemnifying person") undertakes with the Dealers and each of them that, if that Dealer or any Relevant Party relating to such Dealer incurs any losses, liabilities, claims, actions or demands which it may incur or which may be made against it as a result of or in relation to:

         (A) any failure by the Issuer to issue on the agreed Issue Date any Notes which a Dealer has agreed to purchase; or

         (B) any breach or alleged breach of any of the representations, warranties, covenants, agreements or undertakings made by the Issuer or by the Guarantor in this Agreement or any materially untrue statement or alleged materially untrue statement of any material fact contained in the Disclosure Documents or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances on which they were made, not misleading in any material respect, the Issuer (or as the case may be), the Guarantor shall pay to such Dealer an amount equal to any such losses, liabilities, claims, actions or demands and the indemnity shall extend to include all costs, charges and expenses (including legal expenses) which that Relevant Party may pay or incur in investigating, disputing or defending any claim or action in respect of which an indemnity may be sought against the Issuer or the Guarantor under this clause.

         The liability of the Issuer and of the Guarantor under the foregoing indemnity includes (without limitation) any loss or expense arising directly on account of funds borrowed, contracted for or utilised by the Relevant Party to fund any amount payable under the Notes and not received in breach of this Agreement.

5.2 In case any action shall be brought against any Relevant Party in respect of which an indemnity may be sought from an indemnifying person, the relevant Dealer shall promptly notify the indemnifying person in writing and the indemnifying person shall have the option to assume the defence thereof and to retain lawyers reasonably satisfactory to the Relevant Party in which case the indemnifying person shall be liable to pay the fees and expenses of such lawyers relating to such proceedings.

5.3 In any such proceedings, the Relevant Party shall have the right to retain its own lawyers, but the fees and expenses of such lawyers shall be at the expense of the indemnified person unless:

         (A) the Relevant Party has defences additional to or different from the indemnifying person; or

         (B) the indemnifying person and the Relevant Party have mutually agreed to the retention of such lawyers; or

         (C) the indemnifying person has failed to employ legal advisers reasonably satisfactory to the Relevant Party within a reasonable period of time after notice by the indemnified person of the commencement of such proceedings.

5.4 Subject as set out in clause 5.3 above, in no event shall the indemnifying person be liable for the fees and expenses of more than one legal adviser or firm of legal advisers of any Relevant Party in any jurisdiction in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegation or circumstances.

5.5 The indemnifying person shall not be liable to indemnify any Relevant Party for any settlement of any proceeding effected without the authority and written consent of the indemnifying person (which consent shall not be unreasonably withheld or delayed).

5.6      COSTS AND EXPENSES

         The Issuer, failing which the Guarantor, will:

         (A) pay, or reimburse the Arranger for, all reasonable out-of-pocket costs and expenses (including, without limitation, United Kingdom value added tax and any other taxes or duties and fees and disbursements of counsel to the Arranger) incurred by the Arranger in connection with the preparation, negotiation, printing, execution and delivery of the Agreements, all documents contemplated by the Agreements and the Notes;

         (B) pay, or reimburse each Dealer for, all reasonable out-of-pocket costs and expenses (including, without limitation, United Kingdom value added tax and any other taxes or duties and fees and disbursements of counsel to such Dealer) incurred by that Dealer in connection with the enforcement or protection of its rights under this Agreement, all documents contemplated by this Agreement, the Notes, any Note Transaction, the Deed of Covenant and the Guarantee; and

         (C) pay any stamp duty or other taxes (including, without limitation, any penalties and interest in respect thereof) payable in The Netherlands, the United States of America, the United Kingdom, Belgium, Luxembourg and any jurisdiction in which the Issuer is or becomes subject to taxes in connection with the execution, delivery and performance of this Agreement, any Note Transaction, the Deed of Covenant, the Agency Agreement, the Guarantee or any Notes.

5.7      CHANGES TO THE PROGRAMME

         (A) The Issuer, failing which the Guarantor, will notify each Dealer of:

                  (1) any change in the Issue Agent and/or the Paying Agent or any change in any of the offices of such Issue Agent and/or such Paying Agent; and

                  (2) any material change or amendment to or termination of the Agency Agreement, the Guarantee or the Deed of Covenant,

                  in any case not later than ten days prior to the making of any such change, amendment or termination.

         (B) Neither the Issuer nor the Guarantor will permit to become effective any such change, amendment or termination as referred to in Clause 5.7(A) above which could reasonably be expected to affect adversely the interests of any Dealer or the holder of any Notes then outstanding.

5.8      CONTINUING OBLIGATIONS

         The Issuer and the Guarantor will take such steps (in conjunction with the Dealer(s), where appropriate) to ensure that any laws and regulations or requirements of any governmental agency, authority or institution which may from time to time be applicable to any Notes shall be fully observed and complied with, and in particular (but without limitation):

         (A) that the monitoring requirements set out in paragraph 9(i) of the Notice issued by the Bank of England on 18 March 1997 as the same may be amended or superseded from time to time shall be fully observed and complied with; and

         (B) in respect of Yen Notes, subject to clause 5.10, the Issuer and the Guarantor will comply with any applicable laws, regulations and guidelines of Japanese governmental and regulatory authorities relevant in the context of the issue of Yen Notes, as amended from time to time, and shall submit (or procure the submission on its behalf of) such reports or information as may be required for compliance with such laws, regulations and guidelines from time to time within the applicable time period.

5.9      U.S. SELLING RESTRICTIONS

         Each of the Issuer and the Guarantor represents, warrants and agrees that neither it, nor any of its affiliates, nor any person acting on its behalf or on behalf of any of its affiliates has engaged or will engage in any directed selling efforts with respect to the Notes, and that it and its affiliates have complied and will comply with the offering restrictions requirement of Regulation S. Terms used in this clause 5.9 have the meanings given to them by Regulation S under the U.S. Securities Act of 1933, as amended.

5.10     YEN NOTES

         Yen Notes may be offered or sold in circumstances which would not be so permissible at the date of this Agreement if permitted by any change or amendment which is made after the date of this Agreement in such rules, regulations and guidelines or in such laws or directives as are applicable to Yen Notes from time to time.

6.       OBLIGATIONS OF THE DEALERS

6.1      SELLING RESTRICTIONS

         Each Dealer represents, covenants and agrees that it has complied and will comply with the selling restrictions set out in schedule 2. Subject to those restrictions, each Dealer is authorised by the Issuer and the Guarantor to circulate the Disclosure Documents or any other publicly available information in relation to the Issuer or the Guarantor to purchasers or potential purchasers of the Notes.

6.2      OBLIGATIONS SEVERAL

         The representations, warranties, agreements and obligations of each Dealer under this Agreement are several.

6.3      ARRANGER'S CAPACITY

         Each of the Dealers agrees that the Arranger has only acted in an administrative capacity to facilitate the establishment and/or maintenance of the Programme and has no responsibility to it for:

         (A) the adequacy, accuracy, completeness or reasonableness of any representation, warranty, undertaking, agreement, statement or information in the Information Memorandum, this Agreement or any information provided in connection with the Programme; or

         (B) the nature and suitability to it of all legal, tax and accounting matters and all documentation in connection with the Programme or any Notes.

7.       CONDITIONS PRECEDENT

7.1      CONDITIONS PRECEDENT

         (A) At least three business days (being a day (other than a Saturday or Sunday) on which banks are open for business in London) before the date upon which the Issuer and any Dealer shall first agree terms for a Note Transaction, the Issuer and the Guarantor jointly and severally covenant and agree with the Dealers that they shall deliver to the relevant Dealer each of the documents listed in schedule 1, in form and substance satisfactory to such Dealer.

         (B) Any Dealer may at its discretion waive compliance with the obligation of the Issuer to deliver any document under clause 7.1(A) above, and any document so waived shall be deemed to have been satisfied for that Dealer only.

7.2      FURTHER CONDITIONS PRECEDENT

         The obligations of any Dealer in respect of any agreement for a Note Transaction shall be conditional upon:

         (A) the representations and warranties of the Issuer and the Guarantor contained in clause 3 being true and correct:

                  (1) on each date upon which an agreement for a Note Transaction is made; and

                  (2)      on each date on which Notes are issued,

                  by reference to the facts and circumstances then subsisting;
                  and

         (B) there being no material breach as at the relevant Issue Date in the performance of the obligations of the Issuer or the Guarantor under any of the Agreements (including, without limitation, under the Guarantee) or any Note.

8.       TERMINATION AND APPOINTMENT

8.1      TERMINATION

         The Issuer and the Guarantor (acting together) may terminate the appointment of the Arranger or any Dealer, and the Arranger or any Dealer may resign, on not less than thirty days' written notice to the Arranger, the relevant Dealer or the Issuer and the Guarantor, as the case may be. The other Dealer(s), the Issue Agent and the Paying Agent will be promptly informed by the Issuer of such termination or resignation. The rights and obligations of each party to this Agreement shall not terminate in respect of any rights or obligations accrued or incurred before the date on which such termination or resignation takes effect or which shall accrue thereafter in respect of any act or omission which occurred prior to such date and the provisions of clauses 5.1 to 5.7 inclusive shall survive termination of this Agreement or termination of the appointment of the Arranger or any Dealer or resignation of the Arranger or any Dealer and delivery against payment for any of the Notes.

8.2      APPOINTMENT OF DEALERS

         (A) The Issuer and the Guarantor (acting together) may appoint one or more Additional Dealers upon the terms of this Agreement (either generally or in respect of a single issue of Notes) by sending to the Additional Dealer a Dealer Accession Letter substantially in the form set out in schedule 4. The appointment will only become effective if the Additional Dealer confirms acceptance of its appointment to the Issuer and the Guarantor in or substantially in the form of the acceptance set out in the Dealer Accession Letter.

         (B) The Additional Dealer shall, subject to the proviso set out below in the case of an Additional Dealer appointed in respect of a single issue of Notes, become a party to this Agreement on the later of:

                  (1) the date that the Issuer and the Guarantor (and if received on different dates by the Issuer and the Guarantor, on the later of such dates) receive the confirmation in clause 8.2(A) above; and

                  (2) the date specified in the Dealer Accession Letter as the date of appointment,

                  and the Additional Dealer shall then be vested with all the authority, rights, powers, duties and obligations as if originally named as a Dealer under this Agreement, provided that, in the case of an Additional Dealer appointed in respect of a single issue of Notes, following the issue of the relevant Global Note or Definitive Notes, the relevant Additional Dealer shall have no further such authority, rights, duties or obligations except such as may have accrued or been incurred prior to, or in connection with, the issue of such Global Note (and the Notes represented thereby) or such Definitive Notes.

         (C) The Issuer and the Guarantor shall, in the case of an Additional Dealer appointed generally to the Programme, promptly notify the Issue Agent and the Paying Agent and the other Dealer(s) of any such appointment. No such notification shall be required to be given in the case of the appointment of an Additional Dealer in respect of a single issue of Notes.

         (D) Without prejudice to the foregoing provisions of this Clause 8.2, the Issuer and the Guarantor agree that if, at any time, a Dealer shall transfer all or substantially all of its Euro-commercial paper business to any affiliate then, on the date such transfer becomes effective, such affiliate shall become the successor to such Dealer under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto so that the Issuer and the Guarantor and such affiliate shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form (the relevant changes having been made) of this Agreement. After the said effective date all references in this Agreement to such original Dealer shall be deemed to be references to such affiliate. A Dealer shall, as soon as reasonably possible, give notice of any such transfer as is referred to in this Clause 8.2(D) to the Issuer and the Guarantor.

9.       COMMUNICATIONS

9.1 Each communication to be made under this Agreement shall, unless otherwise agreed between the relevant parties, be made by facsimile, letter or telephone (in the case of a communication by telephone, to be confirmed promptly by facsimile or letter).

9.2 Any communication (unless made by facsimile or telephone) shall be made to the intended recipient and marked for the attention of the person, or any one of them, at the relevant address specified in the Programme Summary or otherwise from time to time designated by that party to the other parties hereto for the purpose of this Agreement and shall be deemed to have been made upon delivery (in the case of any communication made by letter).

9.3 Any communication to be made by facsimile or telephone shall be made to the intended recipient at the relevant facsimile or telephone number specified in the Programme Summary or otherwise from time to time designated by that party to the other parties hereto for the purpose of this Agreement and shall be deemed to have been received when made (in the case of any communication by telephone) or (in the case of any communication by facsimile) when transmission of that telefax communication has been completed.

10.      COUNTERPARTS

         This Agreement may be signed in counterparts, all of which when taken together shall constitute a single agreement.

11.      THIRD PARTY RIGHTS

         A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third party that exists or is available apart from that Act.

12.      GOVERNING LAW, SUBMISSION TO JURISDICTION AND SERVICE OF PROCESS

12.1     GOVERNING LAW

         This Agreement, any agreement for a Note Transaction and the Notes shall be governed by, and construed in accordance with, English law.

12.2     SUBMISSION TO JURISDICTION

         For the benefit of the Dealers, each of the Issuer and the Guarantor irrevocably agrees:

         (A) that the courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement, any agreement for a Note Transaction or the Notes and that accordingly any suit, action or proceedings (together "PROCEEDINGS") so arising may be brought in such courts;

         (B) to waive any sovereign or other immunity to which it or its assets may now or after the date of this Agreement be entitled, and any objection which it may now or hereafter have to the laying of the venue of any Proceedings in such courts and any claim that such Proceedings have been brought in an inconvenient or inappropriate forum; and

         (C) that a judgment in any Proceedings brought in the English courts may be enforced in the courts of any other jurisdiction.

         Nothing in this Agreement shall limit the right of any Dealer to take Proceedings in any other court of competent jurisdiction. The taking of Proceedings in any one or more jurisdictions shall not preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

12.3     SERVICE OF PROCESS

         The Issuer and the Guarantor each hereby irrevocably appoints Heckett MultiServ PLC whose address at the date hereof is specified in the Programme Summary as its agent to accept service of process in any Proceedings in England in connection with this Agreement. If for any reason the agent for service of process ceases to be so appointed or shall otherwise cease to act as agent for service of process, the Issuer and the Guarantor each hereby irrevocably agrees promptly to appoint another agent in England to accept service of process acceptable to each Dealer and to notify the Dealers of the appointment or, if the Issuer, or Guarantor fails to appoint another agent in England to accept service of process within 15 days, any Dealer Account Holder shall be entitled to appoint such person by written notice to the Issuer or the Guarantor (as the case may be). Nothing in this Agreement shall affect or restrict the right of any party to serve process on the Issuer or the Guarantor in any other manner permitted by law.

IN WITNESS whereof the parties hereto have executed this Agreement on the date which appears first on page 1.

                   SCHEDULE 1: CONDITIONS PRECEDENT DOCUMENTS

1. A certified copy of the Issuer's and the Guarantor's constitutional documents.

2. Certified copies of all board, management or other resolutions and other documents evidencing the internal authorisations and approvals required to be granted by each of the Issuer and the Guarantor in connection with the Programme and the Agreements to which it is a party and (in the case of the Issuer) the Notes.

3. Certified copies of any governmental or other consents or filings required by the Issuer or the Guarantor (as the case may be) in connection with the Programme including (without limitation) a copy of the notification sent to the Bank of England of the establishment of the Programme.

4.       Certified copies of:

         (A)      this Agreement, as executed;

         (B)      the Agency Agreement, as executed;

         (C)      the Deed of Covenant, as executed;

         (D)      the Guarantee, as executed; and

         (E) written confirmation of the acceptance of appointment from the agent for service of process for the Issuer and the Guarantor;

         together with confirmation that the original Deed of Covenant and the original Guarantee have each been delivered to the Paying Agent.

5.       Legal opinions from:

         (A)      Simmons & Simmons, English legal advisers to the Dealers;

         (B)      De Brauw Blackstone Westbroek, Dutch legal advisers to the
                  Issuer;

         (C) Kirkpatrick & Lockhart LLP, legal advisers to the Guarantor as to the laws of the State of Delaware and the Federal laws of the United States of America; and

         (D)      internal counsel of the Guarantor.

6.       The Information Memorandum.

7. A list of the names and titles and specimen signatures of the persons authorised:

         (A) to sign and execute on behalf of the Issuer and the Guarantor (as applicable) this Agreement, the Deed of Covenant, the Agency Agreement, the Guarantee and the Notes (as applicable);

         (B) to sign and execute on behalf of the Issuer and the Guarantor (as applicable) all notices and other documents to be delivered in connection therewith; and

         (C) to take any other action on behalf of the Issuer and the Guarantor (as applicable) in relation to the Programme.

8. Confirmation from the Issuer or the Issue Agent that the relevant forms of Sterling Definitive Note will be security printed and that the relevant forms of Global Note have been prepared and the same delivered to the Issue Agent.

9. Confirmation that ratings of A2 and P2 have been granted by Standard & Poor's Rating Services, a Division of the McGraw-Hill Companies and Moody's Investors Service, respectively, for the Programme.

                        SCHEDULE 2: SELLING RESTRICTIONS

1.       GENERAL

         By its purchase and acceptance of Notes issued under the Agreement to which these Selling Restrictions are scheduled (the "Dealer Agreement"), each Dealer represents, warrants and agrees that it will comply with all applicable laws and regulations in any jurisdiction in which it may offer, sell, or deliver Notes; and it will not directly or indirectly offer, sell, resell, re-offer or deliver Notes or distribute any Disclosure Document, circular, advertisement or other offering material in any country or jurisdiction except under circumstances that will result, to the best of its knowledge and belief, in compliance with all applicable laws and regulations. The Issuer acknowledges that the Dealers do not have any practical or legal means at their disposal to seek to enforce any restrictions on the secondary trading of Notes, nor to monitor or control the activities of the participants in such secondary market.

2.       UNITED STATES OF AMERICA

         The Notes and the Guarantee have not been and will not be registered under the United States Securities Act of 1933, as amended, (the "Securities Act") and the Notes may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons. Each Dealer represents and agrees that it has offered and sold, and will offer and sell, Notes only outside the United States to non-U.S. persons in accordance with Rule 903 of Regulation S under the Securities Act. Accordingly, each Dealer represents and agrees that neither it, nor any of its affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Notes, and that it has and they have complied and will comply with the offering restrictions requirement of Regulation S under the Securities Act. Each Dealer also agrees that, at or prior to confirmation of sale of Notes, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it a confirmation or notice to substantially the following effect:

         "The securities covered hereby have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons. Terms used above have the meanings given to them by Regulation S under the Securities Act."

         Terms used in this paragraph have the meanings given to them by Regulation S under the Securities Act.

3.       THE NETHERLANDS

         Each Dealer represents and agrees and each further Dealer appointed under the Programme will represent and agree that it will in accordance with the Netherlands Savings Certificate Act of 21 May 1985, as amended (Wet inzake spaarbewijzen, the "Savings Certificates Act"), not transfer or accept any Notes which fall within the definition of savings certificates (spaarbewijzen) in the Savings Certificate Act, unless the transfer and acceptance is done through the mediation of either the Issuer or a securities institution which is admitted to the trade or settlement on or through one or more of the exchanges or systems held by the Amsterdam Exchanges N.V. (toegelaten instelling). The aforesaid prohibition does not apply (i) to the transfer and acceptance by individuals not acting in the conduct of their business or profession, or (ii) to the initial issue of the Notes qualifying as savings certificates to the first holders thereof. Pursuant to the

         Savings Certificate Act, certain identification requirements in relation to the issue of, transfer of, acceptance of, or payment on the Notes, qualifying as savings certificates, have to be complied with. The Savings Certificate Act is not applicable to the issue and trading of the Notes if the Notes are physically issued outside The Netherlands and are not immediately thereafter distributed within The Netherlands or to residents in the course of primary trading.

         In addition each dealer acknowledges that Notes issued by the Issuer in respect of which no recognition of the Information Memorandum as referred to in EC Directive 89/298/EEC has been confirmed by the Dutch Securities Board (Stichting Toezicht Effectenverkeer) (the "Securities Board) shall, if the prohibition referred to in article 3, paragraph 1 of the Dutch 1995 Act on the supervision of the securities trade (Wet toezicht effectenverkeer 1995) applies, only be issued and offered in individual denomination of at least NLG 100,000 or the equivalent in any other currency.

4.       THE UNITED KINGDOM

         Each Dealer represents and agrees that it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom and, furthermore that it is a person of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended), and it will only issue or pass on in the United Kingdom any publication or document received by it in connection with the issue of Notes to a person who falls within Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or is a person to whom such publication or document may otherwise be lawfully issued or passed on.

5.       JAPAN

         The Notes have not been and will not be registered under the Securities and Exchange Law of Japan and each Dealer has agreed that it will not offer or sell any Notes, directly or indirectly, in Japan or to or for the benefit of any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organised under the laws of Japan) or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law of Japan and any other applicable laws, regulations and ministerial guidelines of Japan.

6.       SWITZERLAND

         Each Dealer agrees in respect of Swiss Franc Notes that it will comply with any laws, regulations or guidelines in Switzerland from time to time, including, but not limited to, any made by the Swiss National Bank, in relation to the offer, sale, delivery or transfer of Swiss Franc Notes or the distribution of any offering material in respect of such Swiss Franc Notes.

      SCHEDULE 3: NOTIFICATION LETTER FOR AN INCREASE IN THE MAXIMUM AMOUNT



To: The Royal Bank of Scotland plc (as Arranger) and the Dealers referred to below

cc       - (as Issue Agent and Paying Agent)



[Date]



Dear Sirs

EUR [          ] EURO-COMMERCIAL PAPER PROGRAMME (THE "PROGRAMME")

We refer to a dealer agreement dated 7 June 2001(as the same may be amended and supplemented from time to time, the "Dealer Agreement") between Harsco Finance B.V. as Issuer, Harsco Corporation as Guarantor, The Royal Bank of Scotland plc as Arranger and the persons appointed thereunder as Dealers (the "Dealers") relating to the Programme. Terms used in the Dealer Agreement shall have the same meaning in this letter.

In accordance with clause 2.6 of the Dealer Agreement, we hereby notify each of the addressees listed above that the Maximum Amount is to be increased from EUR [-] to EUR [-] with effect from [Date], subject to delivery to the Dealers, the Arranger and the Issue Agent and [Principal] Paying Agent of the following documents:

1. certificates from a duly authorised officer of each of the Issuer and the Guarantor confirming that no changes have been made to the constitutional documents of the Issuer or the Guarantor (respectively) since the date of the Dealer Agreement which would have a material effect on the Programme or, if there has been such a change, a certified copy of the constitutional documents currently in force;

2. certified copies of all board, management or other resolutions and other documents evidencing the internal authorisation and approval required to be given by the Issuer and the Guarantor for such an increase in the Maximum Amount;

3. certified copies of [specify any applicable governmental or other consents required by the Issuer and the Guarantor];

4. legal opinions in form and substance satisfactory to the Dealers from Simmons & Simmons, the Dealers' English legal advisers and from legal advisers in The Netherlands and the United States of America acceptable to the Dealers; and

5. confirmation that Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies and Moody's Investors Service are maintaining their current ratings for the Programme; and

6. a list of names, titles and specimen signatures of the persons authorised to sign on behalf of the Issuer all notices and other documents to be delivered in connection with such increase in Maximum Amount (including, without limitation, this letter).



Yours faithfully



 .............................                    ..............................

for and on behalf of                             for and on behalf of
Harsco Finance B.V. as Issuer                    Harsco Corporation as Guarantor

                       SCHEDULE 4: DEALER ACCESSION LETTER

[On Letterhead of Issuer/Guarantor]

[Date]



To:      [Name of Dealer]



Dear Sirs

EUR [          ] EURO-COMMERCIAL PAPER PROGRAMME

We refer to a dealer agreement dated 7 June 2001 (as the same may be amended and supplemented from time to time, the "Dealer Agreement") between Harsco Finance B.V. as Issuer, Harsco Corporation as Guarantor, The Royal Bank of Scotland plc as Arranger and the persons appointed thereunder as Dealers (the "Dealers") relating to the Programme. Terms used in the Dealer Agreement shall have the same meaning in this letter.

In accordance with clause 8.2 of the Dealer Agreement, we hereby appoint you as an Additional Dealer [1for the Programme/in respect of the issue of [specify principal amount] Notes due [specify Maturity Date] (Series No: [-]) (the "Issue")] upon the terms of the Dealer Agreement with [immediate effect/effect from [Date]]. Copies of each of the condition precedent documents set out in schedule 1 to the Dealer Agreement have been sent to you.

Please confirm acceptance of your appointment upon such terms by signing and returning to us the enclosed copy of this letter, whereupon you will, in accordance with clause 8.2 of the Dealer Agreement, become a party to the Dealer Agreement 2[in relation to the Issue] vested with all the authority, rights, powers, duties and obligations as if originally named as a Dealer thereunder.



Yours faithfully



 ..............................                      ............................

for and on behalf of                                for and on behalf of
HARSCO FINANCE B.V.                                 HARSCO CORPORATION

------------------
1 Delete as appropriate
2 Delete if Additional Dealer appointed for the Programme

We hereby confirm acceptance of our appointment as a Dealer upon the terms of the Dealer Agreement referred to above. For the purposes of clause 9 of the Dealer Agreement our contact details are as follows:

[NAME OF DEALER]

Address:                     -





Telephone:                   -

Telex:                       -

Facsimile:                   -

Contact:                     -



Dated:  ......................



Signed: ......................



for [Name of Additional Dealer]

                          SCHEDULE 5: PROGRAMME SUMMARY

ISSUER:        HARSCO FINANCE B.V.                        GUARANTOR:     HARSCO CORPORATION

Address:       Wenckebachstraat 1                         Address:       350 Poplar Church Road
               1951 JZ Velsen-Noord                                      P.O. Box 8888
               Postbus 83                                                Camp Hill, PA 17001-8888
               1970 AB IJmuiden
               The Netherlands                            Telephone:     001 717 763 6409
                                                          Facsimile:     001 717 763 6424
                                                          Contact:       Robert G. Yocum
Telephone:     +31 251 262 520
Facsimile:     + 31 251 228 312
Contact:       Financial Manager


DEALER AND ARRANGER: THE ROYAL BANK OF SCOTLAND Plc       DEALER:  CITIBANK INTERNATIONAL plc

Address:       135 Bishopsgate                            Address:       Citigroup Centre
               London EC2M 3UR                                           33 Canada Square
                                                                         Canary Wharf
Telephone:     020 7588 3968                                             London E14 5LB
Telex:         913000 NWGTCMG
Facsimile:     020 7334 1900                              Telephone:     020 7986 9070
Contact:       Commercial Paper Group                     Telex:         299831CITIUK G
                                                          Facsimile:     020 7986 6837
                                                          Contact:       Commercial Paper Desk

DEALER: NATIONAL WESTMINSTER BANK Plc                     ISSUE AGENT AND PAYING AGENT: THE CHASE MANHATTAN BANK

Address:       135 Bishopsgate                            Address:       Trinity Tower
               London  EC2M 3UR                                          9 Thomas More Street
                                                                         London E1W 1YT
Telephone:     020 7588 3968
Telex:         913000 NWGTCMG                             Telephone:     01202 34 7431
Facsimile:     020 7334 1900                              Facsimile:     01202 34 7601
Contact:       Commercial Paper Group                     Contact:       Manager, Institutional Trust Services


MAXIMUM AMOUNT                                            DENOMINATIONS

EUR 250,000,000                                           US$500,000
                                                          EUR 1,000,000
                                                          L500,000 L1,000,000
                                                          CHF1,000,000
                                                          Y100,000,000
                                                          AUD 1,000,000
                                                          (or other conventionally accepted denominations in
                                                          other currencies subject as provided in the Dealer Agreement.
                                                          Provided that Notes in any currency must have
                                                          a minimum denomination of NLG 100,000 (or its
                                                          equivalent in any other currency) as at the date of agreement between the Issuer and the relevant Dealer to issue
                                                          such Note thereof)


GOVERNING LAW                                           FORM OF NOTES

Agreements and Notes: English                           Security printed Definitive Notes (Sterling Notes only)
                                                        Exchangeable Global Notes with Definitive Notes
                                                        available upon request (subject to certain conditions)
                                                        (Sterling Notes only) or on default or closure of
                                                        clearing system. Exchangeable Multicurrency Global
                                                        Notes with Definitive Notes only available on default.

                                                        Notes will be issued at a discount to face value
                                                        or may bear interest.

MINIMUM TERM:                                           MAXIMUM TERM:
All currencies                                          All currencies
1 day                                                   364 days

CLEARING SYSTEMS:                                       SELLING RESTRICTIONS:
Euroclear                                               U.S.A.
Clearstream, Luxembourg                                 United Kingdom
or any other recognised clearing                        Japan
system agreed by the Issuer, the                        Switzerland
Guarantor and the relevant Dealers                      The Netherlands

AGENT FOR SERVICE OF PROCESS

Issuer, and Guarantor:
Heckett MultiServ PLC

Address:       Commonwealth House
               2 Chalkhill Road
               London  W6 8DW

Telephone:     020 7314 1491
Facsimile:     020 7314 1480
Contact:       Graham T. Goulding


HARSCO FINANCE B.V

as Issuer

By:



By:



HARSCO CORPORATION

as Guarantor

By:



THE ROYAL BANK OF SCOTLAND PLC

as Arranger and a Dealer

By:



CITIBANK INTERNATIONAL plc

as a Dealer

By:



NATIONAL WESTMINSTER BANK PLC

as Dealer

By: